Prospectus Supplement - December 21, 2001*

American Express Retirement Advisor Advantage(SM) Variable Annuity (New York) S-6408 A (8/01)

The following paragraphs have been added to the "Making the Most of Your Contract" section of the prospectus:

Asset Rebalancing
Subject to availability, you can ask us to have the variable subaccount portion of your contract value allocated according to the percentages (in whole percentage amounts) that you choose. We automatically will rebalance the variable subaccount portion of your contract value either quarterly, semi-annually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your financial advisor.

S-6408-21 A (12/01)
Valid until next update.
* Destroy May 1, 2002